SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 10, 2003
                                                         -------------

                       THE BEAR STEARNS COMPANIES INC.
                       -------------------------------
            (Exact name of registrant as specified in its charter)


        DELAWARE                     File No. 1-8989          13-3286161
        --------                     ---------------          ----------
    (State or other             (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                            Identification Number)


        383 Madison Avenue, New York, New York                   10179
       ------------------------------------------------------------------
       (Address of principal executive offices)                (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5. Other Events

            Filed herewith are copies of:

      (a) Form of Medium-Term Note, Series B (linked to the value of the common stock of _______________________).

      (b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated July 10, 2003, to the Prospectus Supplement and the Prospectus, each dated April 24, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-104455).

      (c)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-104455) as exhibits to such Registration Statement:

            4(b)(14) Form of Medium-Term Note, Series B (linked to the value of the common stock of ____________________).

            8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

            23(c)     Consent of Cadwalader, Wickersham & Taft LLP (Included in
                      Exhibit 8(a)).


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.


                                       By: /s/ Marshall J Levinson
                                          ------------------------------
                                          Marshall J Levinson
                                          Controller
                                          (Principal Accounting Officer)


Dated: July 24, 2003


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

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

4(b)(14) Form of Medium-Term Note, Series B (linked to the value of the common stock of _______________________).

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(c)             Consent of  Cadwalader,  Wickersham  & Taft LLP  (Included  in
                  Exhibit 8(a)).


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